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                         GROUP VARIABLE ANNUITY CONTRACTS
                         Hartford Life Insurance Company

           Supplement Dated December 20, 1995 to the Group Variable Annuity Contracts with respect to DC-I and DC-II Prospectuses dated May 1, 1995


The subsection of the prospectus entitled "What is HL?" is amended as follows:

Effective December 20, 1995, Hartford Fire Insurance Company became an independent, publicly traded corporation and is no longer a subsidiary of ITT Corporation.